UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 21, 2006

REMY INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-3683	35-1909253
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana	46013
(Address of principal executive offices)	(Zip Code)

(765) 778-6499

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On April 21, 2006, Jeffrey Potrzebowski resigned as Senior Vice President and Chief Financial Officer of Remy International, Inc. (the “Company”), for personal reasons. Mr. Potrzebowski’s resignation will be effective April 28, 2006. The Company has initiated a search for a new Chief Financial Officer.

(c)	Concurrent with the acceptance of Mr. Potrzebowski’s resignation by the Board of Directors of the Company, Rajesh K. Shah, the Company’s Executive Vice President and Chief Operating Officer, was appointed, in addition to his current duties, interim Chief Financial Officer effective April 28, 2006. Mr. Shah will serve in both capacities until a new Chief Financial Officer is named.

For a description of Mr. Shah’s background information and employment arrangement with the Company, see the Form 10-K filed with the Securities and Exchange Commission on March 31, 2006, which information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2006	REMY INTERNATIONAL, INC.

	By:	/S/ Amitabh Rai
	Name:	Amitabh Rai
	Title:	Vice President and Corporate Controller Principal Accounting Officer